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                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-36889 and No. 33-88746) of NovaCare, Inc. of our report dated June 19, 1997 appearing on Page 2 of this Form 11-K.





         PRICE WATERHOUSE LLP
         Philadelphia, Pennsylvania
         June 19, 1997